                                                                    Exhibit 10.2








                                DE&S HOLDINGS CO.

                             1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

1.       PURPOSES OF THE PLAN.....................................................................................1

2.       GENERAL PROVISIONS.......................................................................................1
         2.1.     Definitions.....................................................................................1
         2.2.     Administration of the Plan......................................................................3
         2.3.     Effective Date..................................................................................4
         2.4.     Duration........................................................................................4
         2.5.     Shares Subject to the Plan......................................................................4
         2.6.     Amendments......................................................................................4
         2.7.     Participants and Grants.........................................................................5

3.       STOCK OPTIONS............................................................................................5
         3.1.     General.........................................................................................5
         3.2.     Price...........................................................................................6
         3.3.     Period..........................................................................................6
         3.4.     Exercise........................................................................................6
         3.5.     Payment.........................................................................................6
         3.6.     Special Rules for Incentive Stock Options.......................................................7
         3.7.     Termination of Employment or Relationship.......................................................7
         3.8.     Effect of Leaves of Absence.....................................................................9
         3.9.     Acceleration and Redemption.....................................................................9

4.       MISCELLANEOUS PROVISIONS................................................................................10
         4.1.     Adjustments Upon Changes in Capitalization.....................................................10
         4.2.     Non-Transferability............................................................................10
         4.3.     Withholding....................................................................................10
         4.4.     Compliance with Law and Approval of Regulatory Bodies..........................................10
         4.5.     No Right to Employment.........................................................................11
         4.6.     Exclusion from Pension Computations............................................................11
         4.7.     Abandonment of Options.........................................................................11
         4.8.     Interpretation of the Plan.....................................................................11
         4.9.     Use of Proceeds................................................................................12
         4.10.    Construction of Plan...........................................................................12


                                DE&S HOLDINGS CO.

                             1999 STOCK OPTION PLAN


1.       PURPOSES OF THE PLAN

                  The purposes of this 1999 Stock Option Plan are to enable DE&S Holdings Co. and its Subsidiaries to attract and retain the services of key employees and persons with managerial, professional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants; to, the Company, responsible for the past and continued success of the Company, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

2.       GENERAL PROVISIONS

         a.       Definitions

                  As used in the Plan:

                  i. "Act" means the Securities Exchange Act of 1934, including any and all amendments thereto.

                  ii. "Board of Directors" means the Board of Directors of the Company.

                  iii. "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

                  iv. "Committee" means the committee, if any, appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

                  v. "Common Stock" means the Company's Voting Common Stock, $.01 par value.

                  vi. "Company" means DE&S Holdings Co., a Pennsylvania corporation.

                  vii. "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the over-the-counter market, as reported by NASDAQ if the Common Stock is trading on the NASDAQ National Market; or, if the Common Stock is listed or traded on a national securities exchange in the event that the Fair Market Value is not on the date Fair Market Value is being determined, Fair Market Value means the last reported sale price of Common Stock on such exchange; in the event that the Fair Market Value is not determinable by any of the foregoing means, then the Fair Market Value shall be determined in good faith by the Board of Directors or the Committee, as the case may be, on the basis of such methods and considerations as the Board of Directors or the Committee, as the case may be, shall deem appropriate, including, but not limited to the last sale price by the Company of its Common Stock or any securities convertible into Common Stock.

                  viii. "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.

                  ix. "Non-Employee Director" means a member of the Board of Directors who is a "non-employee director" as that term is defined in paragraph (b)(3) of Rule 16b-3 and an "outside director" as that term is defined in Treasury Regulation ss. 1.162-27(e)(3).

                  x. "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option

                  xi. "Option Event" means any of the following events or occurrences: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding an underwritten public offering of the Common Stock) in one transaction or a series of related transactions, of beneficial ownership (determined in accordance with Rule 13d-3 under the Act) of more than 50% of the issued and outstanding shares of Common Stock by any Person (as used in Sections 13 or 14 of the Act) or group of Persons acting in concert, other than any persons who are shareholders of the Company following the consummation of the transactions contemplated by that certain Securities Purchase and Contribution Agreement dated February 5, 1999 among the Company, Dollar Express, Inc. and certain of the Company's shareholders; (ii) the liquidation or dissolution of the Company, or (iii) a sale of substantially all the assets of the Company.

                  xii. "Participant" means a person to whom a Stock Option has been granted under the Plan.

                  xiii.    "Plan" means this 1999 Stock Option Plan.

                  xiv. "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

                  xv. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

         b.       Administration of the Plan

                  i. The Plan shall be administered by the Board of Directors, provided, however that the Board of Directors may appoint a Committee to administer the Plan, which shall at all times consist of two (2) or more persons, each of whom shall be members of the Board of Directors and, to the extent that the Company issues any stock required to be registered under Section 12 of the Act, Non-Employee Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine.

                  ii. The Board of Directors or the Committee, as the case may be, shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective);
                           (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Board of Directors or the Committee, as the case may be, of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

                  iii. The Board of Directors or the Committee, as the case may be, may act only by a majority of its members then in office; however, the Board of Directors or the Committee, as the case may be, may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Board of Directors or the Committee, as the case may be.

                  iv. No member of the Board of Directors or the Committee, as the case may be, shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors or the Committee, as the case may be, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors or the Committee, as the case may be) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

         c.       Effective Date

                  The Plan is and shall be effective February 5, 1999, the date of its adoption by the Board of Directors and its approval by the shareholders of the Company, and Stock Options may be granted from time to time thereafter.

         d.       Duration

                  Unless sooner terminated by the Board of Directors, the Plan shall remain in effect until the tenth anniversary of the Plan's adoption by the Board of Directors.

         e.       Shares Subject to the Plan

                  The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 526,316. The maximum number of shares of Common Stock with respect to which Stock Options may be granted to any Participant in any consecutive twelve (12) month period shall be 210,526. These maximum limits shall be subject to adjustment in accordance with
Section 4.1. Shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

PHLEGAL: #640687 v4 (DQCV04!.WPD)

         f.       Amendments

                  The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

                  i. Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1); or

                  ii.      Extends the term of the Plan; or

                  iii. Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

                  iv. Otherwise materially increases the benefits accruing to Participants under the Plan; or

                  v. Materially modifies the requirements as to eligibility for participation in the Plan; or

                  vi. Changes the maximum number of shares of Common Stock with respect to which Stock Options may be granted to any Participant during any consecutive twelve (12) month period (other than as provided in Section 4.1).

                  Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

         g.       Participants and Grants

                  Stock Options may be granted by the Board of Directors or the Committee, as the case may be, to those persons who the Board of Directors or the Committee, as the case may be, determines have the capacity to make a substantial contribution to the success of the Company. The Board of Directors or the Committee, as the case may be, may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitation of Section 2.5) as the Board of Directors or the Committee, as the case may be, may, in its sole discretion, determine. In granting Stock Options, the Board of Directors or the Committee, as the case may be, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or NonQualified Stock Options to a Participant in such amounts as the Board of Directors or the Committee, as the case may be, may determine in its sole discretion.

3.       STOCK OPTIONS

         a.       General

                  All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted and dated as of the applicable date of grant, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representation and other terms and conditions as the Board of Directors or the Committee, as the case may be, may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law. Each such grant shall be signed on behalf of the Company by a member of the Board of Directors or the Committee, as the case may be, or by an officer delegated such authority by the Board of Directors or the Committee, as the case may be.

         b.       Price

                  Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

         c.       Period

                  The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

         d.       Exercise

                  Subject to Section 4.4, Stock Options may be exercisable immediately upon the grant of the Stock Option or at such other time or times as the Board of Directors or the Committee, as the case may be, shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of whole shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

         e.       Payment

                  (a) The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid in United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company.

                  (b) The Board of Directors or the Committee (as the case may be) may, in its discretion and subject to such limitations, conditions and prohibitions as it may prescribe, permit the purchase price for shares of Common Stock for which a Stock Option has been exercised (and any amount required to be withheld in connection with such exercise) to be paid by the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised.

         f.       Special Rules for Incentive Stock Options

                  Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

                  i. Incentive Stock Options shall only be granted to Participants who are employees of the Company or a Subsidiary.

                  ii. To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other Stock Option Plan of the Company, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

                  iii. Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two
                           (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

                  iv. No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such

                           Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

         g.       Termination of Employment or Relationship

                  i. In the event a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d), (e) or (f) while such Participant holds Stock Options, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

                  ii. If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six
                           (6) months after termination unless such Stock Option expires earlier by its terms. For purposes of the Plan, "total disability" shall mean permanent mental or physical disability as determined by the Board of Directors or the Committee, as the case may be.

                  iii. In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six (6) months after such Participant's death unless such Stock Option expires earlier by its terms.

                  iv. If a Participant's employment by the Company or a Subsidiary shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three
                           (3) months after termination, unless such Stock Option expires earlier by its terms.

                  v. In the event the Company or a Subsidiary terminates the employment of a Participant who at the time of such termination had been continuously employed by the Company or a Subsidiary during the five (5) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for "good cause" shall have occurred only if the Participant in question is terminated, by written notice (i) because of his or her conviction of a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on such Participant's part causing material injury to the property or business of the Company or any Subsidiary, or (iii) because such Participant shall have breached any material term of any employment agreement in place between such Participant and the Company or any Subsidiary and shall have failed to correct such breach within any grace period provided for in such agreement. "Good cause" for termination shall not include bad judgment or any act or omission reasonably believed by such Participant, in good faith, to have been in, or not opposed to, the best interests of the Company and its Subsidiaries.

                  vi. In the event of the termination of a Participant's service as a Director of the Company, who at the time of such termination had continuously served as a Director of the Company during the five (5) year period immediately preceding such termination, and such termination is for any reason except for such Participant's death or total disability or the removal of such Participant as Director (by the shareholders, the Board of Directors or otherwise) for "good cause" (as defined in Section 3.7(e)(i) and (ii)), each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms.

         h.       Effect of Leaves of Absence

                  It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to reemployment shall have no longer been guaranteed either by statute or contract.

         i.       Acceleration and Redemption

                  Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of an Option Event, the Board of Directors or the Committee (as the case may be) may, in its sole and absolute discretion and contingent upon the occurrence of that Option Event: (a) accelerate the execisability and expiration of any or all Stock Options, (b) cause any or all Stock Options to be exchanged for options to purchase common stock in any successor corporation, or (c) cancel any Stock Option and cause the Company to distribute to the holder of that Stock Option cash and/or other substitute consideration with a value equal to the difference between (x) the Fair Market Value of the Common Stock subject to that Stock Option on the date of such Change of Control, and (y) the aggregate exercise price of such Stock Option. However, in the absence of the exercise of discretion by the Board of Directors or the Committee (as the case may be) pursuant to the preceding sentence (or in the absence of an affirmative determination by the Board of Directors or the Committee not to exercise such discretion), all Stock Options granted and outstanding under the Plan shall become fully and immediately exercisable in anticipation of and contingent upon the occurrence of the Option Event, and upon the occurrence of such Option Event, any Stock Options which thereafter remain unexercised will be canceled.

4.       MISCELLANEOUS PROVISIONS

         a.       Adjustments Upon Changes in Capitalization

                  In the event of changes to the outstanding shares of Common Stock of the Company through recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or other similar event affecting the capital stock of the Company, an appropriate and proportionate adjustment shall be made in the number and class of shares as to which Stock Options have been or may be granted. Adjustments under this Section 4.1 shall be made by the

Board of Directors or the Committee, as the case may be, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         b.       Non-Transferability

                  No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his or her guardian or legal representative.

         c.       Withholding

                  The Company's obligations under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Board of Directors or the Committee, as the case may be, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Board of Directors or the Committee, as the case may be, for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

         d.       Compliance with Law and Approval of Regulatory Bodies

                  No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ, if the Common Stock is listed on the NASDAQ National Market, and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Board of Directors or the Committee, as the case may be, shall deem advisable to assure compliance with federal and state laws and regulations;. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained the consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Board of Directors or the Committee, as the case may be, may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Board of Directors or the Committee, as the case may be, may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

         e.       No Right to Employment

                  Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

         f.       Exclusion from Pension Computations

                  By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration," "wages," "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

         g.       Abandonment of Options

                  A Participant or Eligible Director may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Board of Directors or the Committee, as the case may be, may from time to time prescribe. A Participant or Eligible Director shall have no further rights with respect to any Stock Option so abandoned.

         h.       Interpretation of the Plan

                  Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within Its meaning the plural and vice versa.

         i.       Use of Proceeds

                  Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

         j.       Construction of Plan

                  The place of administration of the Plan shall be in the Commonwealth of Pennsylvania, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the Commonwealth of Pennsylvania.

                                DE&S HOLDING CO.
                             1999 STOCK OPTION PLAN

                                    FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT


1. AN INCENTIVE STOCK OPTION AGREEMENT (the "Option") for a total of _________ shares (the "Optioned Shares") of Common Stock, par value of $.01 per share, of DE&S Holding Co., a Pennsylvania corporation (the "Company") is hereby granted to ___________ (the "Optionee") subject to all of the terms and provisions of the DE&S Holding Co. 1999 Stock Option Plan (the "Plan") adopted by the Board of Directors on
         ___________________.

2. The option price as determined by the Committee (the "Committee") which has authority for administering the Plan for the Company, is _____________________ ($_________) per Optioned Share, (the "Option
         Price") having been determined pursuant to Section 3.2 of the Plan, which represents 100% of the Fair Market Value (as defined in the Plan) of the Company's Common Stock on the date of grant of the Option.

3. Subject to the provisions of Sections 7 - 9 hereof, the Option terminates on the earlier of (i) the date when fully exercised under the provisions of the Plan, (ii) ____________ or (iii) the date fixed pursuant to Section 3.3 of the Plan.

4. (a) The Option may not be exercised if the issuance of all or part of the Optioned Shares upon such exercise would constitute a violation of any applicable Federal or state securities or other laws or valid regulations.

         (b) Optionee, as a condition to Optionee's exercise of this Option, may be required to represent to the Company that the Optioned Shares which Optionee acquires hereunder are being acquired by the Optionee for investment and not with a present view to distribution or resale thereof. Optionee consents that the stock certificate(s) issued pursuant to the exercise of the Option may bear a legend referring to the unregistered status of the shares indicating that transfers thereof are restricted, and that the Committee may give appropriate stop-transfer instructions to the transfer agent of the Company.

5. The Option may not be transferred in any manner other than by will or the laws of descent or distribution any may be exercised during the lifetime of the Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators and heirs of the Optionee.

6. Optionee is granted the right and option to purchase all or any part of the Optioned Shares at the Option Price, which right and option may be exercised from time to time, in whole or in part, on a cumulative basis, on or after the following dated (the "Exercise Dates"):

         No. of Optioned Shares                            Exercise On or After


7. (a) In the event of a termination of Optionee's employment by, or relationship with, the Company or its subsidiaries by reason of permanent and total disability as determined by the Committee ("Total Disability"), any portion of the outstanding Option which is then exercisable shall remain so exercisable for the lesser of : (i) six months or (ii) the remaining term of that Option.

         (b) In the event that the Company or a subsidiary of the Company terminates Optionee's employment for any reason except "good cause" (defined below), any portion of the outstanding Option which is exercisable at the time of such termination shall remain so exercisable for the lesser of (i) three (3) months after such termination, or (ii) the remaining term of that Option. A termination for "good cause" shall have occurred if Optionee is terminated: (i) because of his or her conviction of or plead of guilty or nolo contendere to a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on Optionee's part causing material injury to the property or business of the Company or a subsidiary of the Company, or (iii) because Optionee shall have breached an material term of any agreement in place between Optionee and the Company or a subsidiary of the Company and shall have failed to correct such breach within any grace period provided for in such agreement. The determination of whether an option has been terminated for "good cause" will be made by the Board of Directors in its sole and absolute discretion.

8. In the event of the death of Optionee, any portion of the outstanding Option which was exercisable immediately prior to Optionee's death shall remain so exercisable by the executors or administrators of Optionee's estate, or by the person or persons to whom the deceased Optionee's rights thereunder shall have passed by will or by the laws of descent or distribution, as may be appropriate, for the lesser of :
         (i) one year or (ii) the remaining term of the Option.

9. In the event of termination of Optionee's employment by the Company for "good cause" (as defined in Paragraph 7(b)), then all rights of any kind under any outstanding Option which shall not have previously lapsed or terminated shall immediately terminate. In addition, if the Optionee's employment is terminated for "good cause" (as defined in Paragraph 7(b)), the Optionee shall forfeit all Optioned Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee any amount paid to it with respect to such Optioned Shares, in the same form as it was paid (or in cash, at the Company's discretion). Notwithstanding any other provision of this Agreement, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture of shares or termination of the Option pursuant to this paragraph.

10. The Option may be exercised only upon the delivery of the completed "Notice of Exercise", attached hereto (the "Notice"), to the Secretary of the Company. Any attempted exercise of the Option without such delivery of the Notice shall be void and ineffective and shall not bind the Company. Such notice shall be accompanied by full payment for the Optioned Shares being purchased. As soon as practicable after the receipt of the Notice and payment, the Company shall issue, or cause to be issued, to the Optionee (or Optionee's administrators, executors or distributees, in the event of Optionee's death) one or more certificates representing the number of shares of Common Stock purchased by the Optionee pursuant to this Agreement.

11. Optionee shall have none of the rights of a shareholder with respect to any Optioned Shares except as to the shares for which Optionee has exercised the Option granted herein.

12. In the event of termination of Optionee's employment by or relationship with the Company for any reason prior to such time that a registration statement filed by the Company has been declared effective by the Securities and Exchange Commission, the Company shall have the right for a period of ninety (90) days after the termination of Optionee's employment to acquire any Optioned Shares held by Optionee upon the date of such termination, and shall have the right to acquire any Optioned Shares purchased by Optionee pursuant to Paragraphs 7 and 8 above subsequent to the termination of Optionee's employment by or relationship with the Company within ninety (90) days of such acquisition by Optionee, in either case at a purchase price per Optioned Share equal to the Fair Market Value (as defined in the Plan) of such Option Share; provided, however, that notwithstanding the foregoing, if Optionee's employment was terminated for "good cause" (as defined in Paragraph 7(b)), then the repurchase price per Optioned Share payable by the Company pursuant to the preceding sentence will be the lesser of : (i) the Option Price paid by Optionee for such Optioned Share, or (ii) the book value per share of the Company, as determined by the Board of Directors in good faith and in their sole and absolute discretion.

13. All notices required to be given hereunder shall be mailed by registered or certified mail to the Company to the attention of its Secretary at 1700 Tomlinson Road, Philadelphia, PA 19116, and to Optionee at Optionee's address as it appears on the Company's books and records unless either of said parties has duly notified the other in writing of a change in address.

14. This Option is subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the Plan. Pursuant to the Plan, the Board of Directors and the Option Committee of the Board of Directors are authorized to adopt rules and regulations not inconsistent with the Plan as they shall deem appropriate.

15. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

16. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

17. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

18. Subject to the fulfillment by Optionee of any conditions limiting the disposition of Optioned Shares received under this Option, Optionee hereby agrees that if Optionee disposes of any Optioned Shares within one (1) year after such shares were transferred to Optionee or two (2) years after the date as of which this Option was granted, Optionee will notify the Company in writing within thirty (30) days after the date of such disposition.

                                              DE&S Holding Co.
                                              Option Committee



                                              By:  ___________________________

Dated:  _____________________

Optionee acknowledges receipt of a copy of the Plan which is annexed hereto, and represents that Optionee is familiar with the terms and provisions thereof, and hereby affirms his acceptance of the Option subject to all the terms and provisions thereof, and hereby affirms his acceptance of the Option subject to all the terms and provisions of the Plan, as so amended. Optionee affirms his agreement to accept as binding, conclusive and final all decisions and interpretations of the Board or Committee upon any questions arising under the Plan. Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the exercise of the Option.

Optionee acknowledges that in the event of termination of Optionee's employment by or relationship with the Company for any reason, Company shall have certain repurchase rights with respect to any shares acquired upon exercise of the Option, as set forth above in Paragraph 12.





Date:  _________________________                 _____________________________
                                                 Optionee Signature

                                DE&S HOLDING CO.
                             1999 STOCK OPTION PLAN

                                    FORM OF
                       NONQUALIFIED STOCK OPTION AGREEMENT

1. A NONQUALIFIED STOCK OPTION AGREEMENT (the "Option") for a total of _________ shares (the "Optioned Shares") of Common Stock, par value of $.01 per share, of DE&S Holding Co., a Pennsylvania corporation (the "Company") is hereby granted to ___________ (the "Optionee") subject to all of the terms and provisions of the DE&S Holding Co. 1999 Stock Option Plan (the "Plan") adopted by the Board of Directors on
         ___________________.

2. The option price as determined by the Committee (the "Committee") which has authority for administering the Plan for the Company, is _____________________ ($_________) per Optioned Share, (the "Option
         Price") having been determined pursuant to Section 3.2 of the Plan, which represents 100% of the Fair Market Value (as defined in the Plan) of the Company's Common Stock on the date of grant of the Option.

3. Subject to the provisions of Sections 7 - 9 hereof, the Option terminates on the earlier of (i) the date when fully exercised under the provisions of the Plan, (ii) ____________ or (iii) the date fixed pursuant to Section 3.3 of the Plan.

4. (a) The Option may not be exercised if the issuance of all or part of the Optioned Shares upon such exercise would constitute a violation of any applicable Federal or state securities or other laws or valid regulations.

         (b) Optionee, as a condition to Optionee's exercise of this Option, may be required to represent to the Company that the Optioned Shares which Optionee acquires hereunder are being acquired by the Optionee for investment and not with a present view to distribution or resale thereof. Optionee consents that the stock certificate(s) issued pursuant to the exercise of the Option may bear a legend referring to the unregistered status of the shares indicating that transfers thereof are restricted, and that the Committee may give appropriate stop-transfer instructions to the transfer agent of the Company.

5. The Option may not be transferred in any manner other than by will or the laws of descent or distribution any may be exercised during the lifetime of the Optionee only by Optionee. The terms of the Option shall be binding upon the executors, administrators and heirs of the Optionee.

6. Optionee is granted the right and option to purchase all or any part of the Optioned Shares at the Option Price, which right and option may be exercised from time to time, in whole or in part, on a cumulative basis, on or after the following dated (the "Exercise Dates"):

         No. of Optioned Shares                            Exercise On or After


7. (a) In the event of a termination of Optionee's employment by, or relationship with, the Company or its subsidiaries by reason of permanent and total disability as determined by the Committee ("Total Disability"), any portion of the outstanding Option which is then exercisable shall remain so exercisable for the lesser of : (i) six months or (ii) the remaining term of that Option.

         (b) In the event that the Company or a subsidiary of the Company terminates Optionee's employment for any reason except "good cause" (defined below), any portion of the outstanding Option which is exercisable at the time of such termination shall remain so exercisable for the lesser of (i) three (3) months after such termination, or (ii) the remaining term of that Option. A termination for "good cause" shall have occurred if Optionee is terminated: (i) because of his or her conviction of or plead of guilty or nolo contendere to a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on Optionee's part causing material injury to the property or business of the Company or a subsidiary of the Company, or (iii) because Optionee shall have breached an material term of any agreement in place between Optionee and the Company or a subsidiary of the Company and shall have failed to correct such breach within any grace period provided for in such agreement. The determination of whether an option has been terminated for "good cause" will be made by the Board of Directors in its sole and absolute discretion.

8. In the event of the death of Optionee, any portion of the outstanding Option which was exercisable immediately prior to Optionee's death shall remain so exercisable by the executors or administrators of Optionee's estate, or by the person or persons to whom the deceased Optionee's rights thereunder shall have passed by will or by the laws of descent or distribution, as may be appropriate, for the lesser of :
         (i) one year or (ii) the remaining term of the Option.

9. In the event of termination of Optionee's employment by the Company for "good cause" (as defined in Paragraph 7(b)), then all rights of any kind under any outstanding Option which shall not have previously lapsed or terminated shall immediately terminate. In addition, if the Optionee's employment is terminated for "good cause" (as defined in Paragraph 7(b)), the Optionee shall forfeit all Optioned Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee any amount paid to it with respect to such Optioned Shares, in the same form as it was paid (or in cash, at the Company's discretion). Notwithstanding any other provision of this Agreement, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture of shares or termination of the Option pursuant to this paragraph.

10. The Option may be exercised only upon the delivery of the completed "Notice of Exercise", attached hereto (the "Notice"), to the Secretary of the Company. Any attempted exercise of the Option without such delivery of the Notice shall be void and ineffective and shall not bind the Company. Such notice shall be accompanied by full payment for the Optioned Shares being purchased. As soon as practicable after the receipt of the Notice and payment, the Company shall issue, or cause to be issued, to the Optionee (or Optionee's administrators, executors or distributees, in the event of Optionee's death) one or more certificates representing the number of shares of Common Stock purchased by the Optionee pursuant to this Agreement.

11. Optionee shall have none of the rights of a shareholder with respect to any Optioned Shares except as to the shares for which Optionee has exercised the Option granted herein.

12. In the event of termination of Optionee's employment by or relationship with the Company for any reason prior to such time that a registration statement filed by the Company has been declared effective by the Securities and Exchange Commission, the Company shall have the right for a period of ninety (90) days after the termination of Optionee's employment to acquire any Optioned Shares held by Optionee upon the date of such termination, and shall have the right to acquire any Optioned Shares purchased by Optionee pursuant to Paragraphs 7 and 8 above subsequent to the termination of Optionee's employment by or relationship with the Company within ninety (90) days of such acquisition by Optionee, in either case at a purchase price per Optioned Share equal to the Fair Market Value (as defined in the Plan) of such Option Share; provided, however, that notwithstanding the foregoing, if Optionee's employment was terminated for "good cause" (as defined in Paragraph 7(b)), then the repurchase price per Optioned Share payable by the Company pursuant to the preceding sentence will be the lesser of : (i) the Option Price paid by Optionee for such Optioned Share, or (ii) the book value per share of the Company, as determined by the Board of Directors in good faith and in their sole and absolute discretion.

13. All notices required to be given hereunder shall be mailed by registered or certified mail to the Company to the attention of its Secretary at 1700 Tomlinson Road, Philadelphia, PA 19116, and to Optionee at Optionee's address as it appears on the Company's books and records unless either of said parties has duly notified the other in writing of a change in address.

14. This Option is subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the Plan. Pursuant to the Plan, the Board of Directors and the Option Committee of the Board of Directors are authorized to adopt rules and regulations not inconsistent with the Plan as they shall deem appropriate.

15. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

16. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

17. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

                                                  DE&S Holding Co.
                                                  Option Committee



                                                  By:  _________________________

Dated:  _____________________

Optionee acknowledges receipt of a copy of the Plan which is annexed hereto, and represents that Optionee is familiar with the terms and provisions thereof, and hereby affirms his acceptance of the Option subject to all the terms and provisions thereof, and hereby affirms his acceptance of the Option subject to all the terms and provisions of the Plan, as so amended. Optionee affirms his agreement to accept as binding, conclusive and final all decisions and interpretations of the Board or Committee upon any questions arising under the Plan. Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the exercise of the Option.

Optionee acknowledges that in the event of termination of Optionee's employment by or relationship with the Company for any reason, Company shall have certain repurchase rights with respect to any shares acquired upon exercise of the Option, as set forth above in Paragraph 12.





Date:  _________________________            _____________________________
                                            Optionee Signature